3Q 2016 Investor Presentation November 2016 Exhibit 99.1

Forward-Looking Statements .

Argo Group at a Glance

Leading Specialty Franchise Global underwriter of specialty insurance & reinsurance Strategically located in major insurance centers U.S., Bermuda and London Established presence in attractive markets Leader in U.S. Excess & Surplus Lines Top Quartile Lloyd’s Syndicate by stamp Strong core Commercial Specialty franchise Leading Bermuda reinsurance & excess casualty platform Diversified by geography, product & distribution Broad and strong producer relationships Agents, brokers, wholesalers, and coverholders “A” (excellent) A.M. Best rating Primary Insurance Reinsurance Property Casualty TTM GWP by Business Type TTM GWP by Business Mix Argo Franchise Overview Specialty Professional Liability TTM = trailing twelve months.

Maximize Shareholder Value through growth in Book Value per Share Sustainable competitive advantage Niche markets Underwriting expertise Superior customer service Product innovation Profitable organic & strategic growth Profitable through cycles Key underwriters/teams Deals that meet stringent criteria Deep, tenured management team Active capital management Strategy Aligned Toward Shareholder Value

*Excludes GWP recorded in runoff and corporate & other. Reflects reclassification of Argo Pro from Excess & Surplus lines to Commercial Specialty. Note: BVPS (book value per common share) adjusted for June 2013, March 2015 and June 2016 stock dividend. Evolution of Growth and Diversification $23.03 $501.1M $30.36 $716.8M $992.0M $54.85   2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 ’16/3Q TTM BVPS $22.81 $25.17 $29.36 $33.92 $32.74 $38.84 $43.43 $41.77 $45.64 $48.73 $52.93 $54.31 $59.65 Total Capital (Millions) $717 $860 $992 $1,754 $1,763 $1,975 $1,986 $1,840 $1,915 $1,966 $2,025 $2,040 $2,158 2001 • Acquired Colony and Rockwood • Founded Trident (Public Entity) 2005 • Sold Risk Management business 2007 • Rebranded Argo Group • Completed acquisition in Bermuda • Formed Argo Re 2008 • Acquired Lloyd’s Syndicate 1200 2011 • Established local presence in Brazil

Argo Group Business Mix ($2.1b in GWP) *Data is based on TTM as of September 30, 2016. Excludes GWP recorded in runoff and corporate & other. GWP by Segment GWP by Geography GWP by Business Type GWP by Product 12% Other Commercial Specialty Property Public Entity 18% 6% 6% Marine & Aerospace Surety 3% Programs Mining 3% Emerging Mkts & Bermuda Long Tail 10% 13% 6% 7% E&S Transport 2% E&S Property 3% E&S Contract E&S Environ 2% E&S Casualty E&S Allied Med 1% E&O 3% Mgmt Liab 3% United States 76% Rest of World 11% Europe 12% Primary Insurance Reinsurance Excess & Surplus Lines Commercial Specialty Syndicate 1200 International Specialty 29% 12% 27% 32%

Multi-Channel Distribution Strategy Retail Broker / Agent General Agency Wholesale Broker Lloyd’s Market Reinsurance Broker Commercial Specialty Rockwood X Argo Insurance X Trident X E&O X X D&O X X Surety X X Commercial Programs X Alteris X Excess & Surplus Lines Contract X Transportation X Casualty X Environmental X Allied Medical X X Specialty Property X Syndicate 1200 Liability X Property X Aviation X Marine X International Specialty Excess Casualty X X Professional Liability X X Emerging Markets X X Reinsurance X

(1) Book value per common share: Adjusted for June 2013, March 2015 and June 2016 stock dividend 2008-2011 restated to reflect adoption of ASU 2010-26 (related to accounting for costs associated with acquiring or renewing insurance contracts); 2007 and prior not restated 2006 and prior years adjusted for PXRE merger 2003-2006 includes impact of Series A Mandatory Convertible Preferred on an as-if converted basis. Preferred stock fully converted into common shares as of Dec. 31, 2007 (2) Price / book represents the high for the YTD period Maximizing Shareholder Value – BVPS Growth 10% CAGR (Incl. Dividends) 2002 Reported Book Value1 Cumulative Dividends Price/Book2 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2015 2014 Q3 2016

Substantial Growth and Financial Strength (1) Book value per common share: Adjusted for June 2013, March 2015 and June 2016 stock dividend 2006 adjusted for PXRE merger and includes impact of Series A Mandatory Convertible Preferred on an as-if converted basis. Preferred stock fully converted into common shares as of Dec. 31, 2007

3Q YTD YoY Gross Written Premium & Combined Ratio GWP ($m) GWP ($m) GWP ($m) GWP ($m) 3.6% 1.5% Consolidated GWP up 6.4% and Combined Ratio increased 0.2% in Q3 YTD 2016 vs. Q3 YTD 2015 Excess & Surplus Lines Commercial Specialty International Specialty Syndicate 1200 -3.9% 20.0% Reflects reclassification of Argo Pro from Excess & Surplus lines to Commercial Specialty.

Excess & Surplus Lines Segment (27% of TTM GWP) About Us Leader in U.S. Excess & Surplus Lines Strong relationships with national, local and regional wholesale brokers Seasoned U/W expertise is a competitive advantage Target all sizes of non-standard (hard-to-place) risks, with focus on small/medium accounts Underwrites on largely non-admitted basis and across all business enterprises via the Colony Specialty brand GWP by Business Unit (TTM 9/30/16) Casualty 49% Transportation 6% Environmental 8% Allied Medical 5% Property 11% Contract 21% Combined Ratio PTOI Gross Written Premium PTOI(1) & Combined Ratio 2013 2011 2010 2009 2008 2012 2007 2014 2015 3Q’16(3) All data in millions except for ratio calculations. TTM = trailing twelve months. Reflects reclassification of Argo Pro from Excess & Surplus lines to Commercial Specialty. PTOI = Pre-Tax Operating Income. Excludes interest expense. Data is based on year-to-date as of September 30, 2016. Data is based on trailing twelve months as of September 30, 2016.

Refreshed management Year of restructuring and strategy enhancement Year of execution on the newly restructured platform Continued execution and Combined Ratio improvement Restructuring initiatives and strategy enhancement has enabled Argo to become an industry-leading E&S underwriter E&S Operating Platform Enhancement Discontinued Transportation Third consecutive year with combined ratio less than 90% TTM = trailing twelve months. Reflects reclassification of Argo Pro from Excess & Surplus lines to Commercial Specialty.

Commercial Specialty Segment (32% of TTM GWP) About Us Business primarily placed through retail distribution partners  Argo Insurance – designs customized commercial insurance programs for retail grocery stores Trident – One of the largest specialty commercial insurance providers for small to middle market public-sector entities in the U.S. Rockwood – Leading provider of workers compensation for the coal mining industry Surety – Top 25 surety writer Programs – underwrites select specialty programs and provides fronting for State-sponsored funds Argo Pro – Innovative D&O and E&O specialty platform GWP by Business Unit (TTM 9/30/16) U.S. Retail (Argo Insurance) 5% Restaurants 1% Grocery 2% Other Industries <1% Public Entity (Trident) 20% Surety 11% Mining (Rockwood) 10% Programs 32% Transportation <1% State Workers’ Comp Funds 28% Combined Ratio PTOI Gross Written Premium PTOI(1) & Combined Ratio 89.3% 97.4% 99.8% 111.4% 113.5% 98.0% 100.5% 91.3% 97.4% 84.7% Other 4% Risk Managed 1% Other 1% 2011 2010 2009 2008 2012 2007 2013 2013 2011 2010 2009 2008 2012 2007 2014 2014 2015 3Q’16(2) 2015 3Q’16(3) All data in millions except for ratio calculations. TTM = trailing twelve months. Reflects reclassification of Argo Pro from Excess & Surplus lines to Commercial Specialty. PTOI = Pre-Tax Operating Income. Excludes interest expense. Data is based on year-to-date as of September 30, 2016. Data is based on trailing twelve months as of September 30, 2016. Argo Pro 20% Errors & Omissions 9% Management Liability 11%

131.9% 115.2% Syndicate 1200 Segment (29% of TTM GWP) General Liability 8% Prof. Indemnity 11% Int’l Casualty Treaty 4% Directors & Officers 3% Medical Malpractice 2% Other 4% About Us Well-established multi-class platform at Lloyd’s of London Ranks among the largest Syndicates at Lloyd’s by Stamp Capacity Lloyd’s market ratings: ‘A’ (Excellent) by A.M. Best ‘A+’ (Strong) by S&P Regional offices in Dubai, Singapore and China GWP by Business Unit (TTM 9/30/16) Property 31% Liability 32% Marine & Energy 18% Asia 2% Property Fac 16% N. Am. & Int’l Binders 9% Other 5% 95.8% 112.3% 96.5% 92.6% Offshore Energy 5% Onshore Energy 3% Cargo 4% Yachts & Hulls 4% Marine Liability 2% 91.4% Combined Ratio PTOI Gross Written Premium PTOI & Combined Ratio 94.1% Aerospace 3% Specialty 12% PRI & Contingency 3% Personal Accident 9% MENA 2% 2013 2011 2010 2009 2008 2012 2014 2015 3Q’16(2) 97.0% 2013 2011 2010 2009 2008 2012 2014 2015 3Q’16(3) All data in millions except for ratio calculations. TTM = trailing twelve months. PTOI = Pre-Tax Operating Income. Excludes interest expense. Data is based on year-to-date as of September 30, 2016. Data is based on trailing twelve months as of September 30, 2016.

International Specialty Segment (12% of TTM GWP) About Us Bermuda team underwrites: Property cat, short tail per risk and proportional treaty reinsurance worldwide Excess casualty and professional liability for Fortune 1000 accounts Building diversity through international expansion: Established primary operations in Brazil Established operations in Eurozone Distributes through brokers GWP by Business Unit (TTM 9/30/16) Excess Casualty 25% Professional Liability 11% Brazil 19% Marine Cargo 7% Property & Engineering 2% Motor 4% Financial Lines 6% Reinsurance 45% Other Assumed Re 3% Property Risk XS 3% Property Pro Rata 8% Property Cat 30% Combined Ratio PTOI Gross Written Premium PTOI(1) & Combined Ratio 177.2% 71.7% 52.3% 77.9% 96.9% 95.3% 89.2% 84.6% 2013 2011 2010 2009 2008 2012 2014 2015 3Q’16(2) 81.8% 2013 2011 2010 2009 2008 2012 2014 2015 3Q’16(3) All data in millions except for ratio calculations. TTM = trailing twelve months. PTOI = Pre-Tax Operating Income. Excludes interest expense. Data is based on year-to-date as of September 30, 2016. Data is based on trailing twelve months as of September 30, 2016.

All data in millions except for per share data and ratio calculations. Op income calculated using an assumed tax rate of 20%. Share count adjusted for June 2016 stock dividend Defined as Losses and Loss Adjustment Expenses / Earned Premiums. Defined as Underwriting, Acquisition and Insurance Expenses / Earned Premiums. 3Q 2016 Operating Results 3Q 2016 3Q 2015 3Q 2016 YTD 3Q 2015 YTD Gross Written Premiums $585.4 $531.4 $1,665.8 $1,565.9 Net Written Premiums 415.3 386.2 1,106.7 1,093.8 Earned Premiums 358.7 346.0 1,048.5 1,026.6 Losses and Loss Adjustment Expenses 207.8 200.0 596.0 574.3 Underwriting, Acquisition and Insurance Expenses 137.4 132.8 403.0 401.9 Underwriting Income $13.5 $13.2 $49.5 $50.4 Net Investment Income 32.7 18.4 89.6 68.5 Fee and other income (expense), net 1.7 1.0 2.1 (0.1) Interest Expense 4.9 4.8 14.6 14.3 Operating Income $43.0 $27.8 $126.6 $104.5 Net Realized Investment and Other Gains 17.7 6.6 12.8 20.4 Foreign Currency Exchange Gain (Loss) 1.5 1.8 (4.5) 8.4 Income Before Taxes $62.2 $36.2 $134.9 $133.3 Income Tax Provision 7.0 0.9 21.1 11.3 Net Income $55.2 $35.3 $113.8 $122.0 Operating Income per Common Share (Diluted) 1 1.12 0.71 3.28 2.66 Net Income per Common Share (Diluted) $1.80 $1.13 $3.68 $3.89 Loss Ratio 2 57.9% 57.8% 56.8% 55.9% Expense Ratio 3 38.3% 38.4% 38.4% 39.1% Combined Ratio 96.2% 96.2% 95.2% 95.0%

As of September 30, 2016 Conservative Investment Strategy 17% Duration of 2.2 years Average rating of ‘A1/A+’ Book yield of 2.8%* Very liquid Conservatively managed Portfolio Characteristics *Book yield is pre-tax & includes all fixed maturities . Asset Allocation *Duration includes cash & equivalents Fixed Maturities by Type 12% Short Term & Cash Corporate 42%. 14% Gov. 22% Structured State/Muni 12%. Total: $3.5b* *$3.0 billion in fixed maturities, $0.4 billion in short term & cash Equity Investments by Sector 10% Health Care 14% Energy Financials 20% Industrials 9% Technology 11% 1% Funds Materials 3% Consumer Services 6% 23% Consumer Goods Total: $0.5b 3% Utilities & Telecom 11% Other Fixed Maturities 69%. 7% Short Term 10% Equities Total: $4.4b 3% Cash

Note: Not adjusted for June 2013 or March 2015 stock dividend. Active Capital Management Through share repurchases and dividends, we have returned $487 million of capital and repurchased 32% of shares outstanding from 2010 through 3Q 2016

Stock Price Performance – Last 3 Years Source: SNL Financial (as of 11/07/16). Note: Peer Group consists of: Allied World, American Financial, Arch Capital, Aspen, AXIS Capital, Endurance, Global Indemnity, Markel, Navigators, OneBeacon, RLI Corp, Selective Group, W.R. Berkley.

Compelling Valuation vs. Peer Group Source: SNL Financial (as of 11/07/16). Note: Price to book is average price/book across all peer companies based on latest reported book value. Peer Group consists of: Allied World, American Financial, Arch Capital, Aspen, AXIS Capital, Endurance, Global Indemnity, Markel, Navigators, OneBeacon, RLI Corp, Selective Group, W.R. Berkley. 0.98x 1.29x 0.31x Difference

We believe that Argo Group has potential to generate substantial value for new and existing investors Operations Well Positioned for Value Creation in 2016 and Beyond Moderate financial leverage Strong balance sheet with adequate reserves and excellent asset quality Capital Significant changes to premium composition completed Results of underwriting initiatives evident in financials Continue to employ and attract some of the best talent in the industry Incremental yield improvements can have a favorable impact on ROE Valuation Compelling investment case Stock trading at a discount to peers Upside potential as past and ongoing efforts continue